UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

Future FinTech Group Inc.

(Exact name of registrant as specified in its charter)

Florida	001-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Americas Tower, 1177 Avenue of The Americas,
Suite 5100, New York, NY 10036

(Address of principal executive offices, including zip code)

888-622-1218

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FTFT	Nasdaq Stock Market

Item 1.02	Termination of a Material Definitive Agreement.

On February 26, 2021, Future Fintech Group Inc. (the “Company”) terminated a Share Exchange Agreement (the “Agreement”), which was originally entered into by and among the Company, Future FinTech (Hong Kong) Limited, a wholly owned subsidiary of the Company and a limited company organized under the laws of Hong Kong (“FTFT HK”), Asiasens Investment Holding Pte. Ltd., a company incorporated under the laws of Singapore (“Asiasens”) and Asen Maneuvre Group Limited, a limited company organized under the laws of British Virgin Islands (“Asen Maneuvre”) on December 18, 2020. The Company originally entered into the Agreement to acquire 70.59% or 352,950 shares of Asiasens from Asen in exchange for 2,160,000 shares of common stock of the Company, as disclosed in the Form 8-K filed by the Company on December 18, 2020. Pursuant to Agreement, if the closing conditions have not been fulfilled on or before January 31, 2021, or such later date as the parties may agree in writing, the Agreement shall cease to be effective and thereafter neither party shall have any obligations and liabilities towards each other thereunder. As the closing conditions to the Agreement were not satisfied on January 31, 2021, and the parties were unable to agree on new terms to extend the closing period subsequent to February 1, 2021, the Company has notified Asen Maneuvre and Asiasens the termination of the Agreement on February 26, 2021.

Item 7.01.	Regulation FD Disclosure.

On February 26, 2021, the Company issued a press release announcing the updates of its potential acquisitions. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future FinTech Group Inc.

Date: February 26, 2021	By:	/s/ Shanchun Huang
	Name:	Shanchun Huang
	Title:	Chief Executive Officer

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